UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    May 9, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Hasbro, Inc. (the "Company") issued a press release today reporting that the Company has exercised its call option to repurchase all of the outstanding warrants for the Company's common stock currently held by Lucasfilm Ltd. and Lucas Licensing Ltd.

     Lucasfilm Ltd. and Lucas Licensing Ltd. (together "Lucas") hold exercisable warrants (the "Warrants") to purchase an aggregate of 15,750,000 shares of the Company's common stock.

     In January of 2003 the Company entered into a Warrant Amendment Agreement (the "Warrant Amendment Agreement") with Lucas. Among other terms, the Warrant Amendment Agreement provided the Company with a call option. Pursuant to this call option the Company could, at any time through October 13, 2016, repurchase all of the Warrants from Lucas for a payment, in the Company's choice, of either (i) $200 million in cash or (ii) $220 million worth of the Company's common stock, such stock being valued in the manner set forth in the Warrant Amendment Agreement.

     Yesterday the Company sent a call notice to Lucas stating that it is exercising this call option to repurchase all of the Warrants for $200 million in cash. Upon closing of the call option Lucas will not hold any warrants to purchase shares of the Company's common stock. The Company anticipates closing the call option on May 24, 2007.

     Copies of the Warrants and the Warrant Amendment Agreement have previously been filed by the Company with the Securities and Exchange Commission.

     A copy of the press release issued today is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 8.01 Other Events

     Please see the disclosure contained in Item 2.03 above with respect to the Company's exercise of its option to repurchase for cash all of the outstanding warrants for the Company's common stock held by Lucas.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99    Press release, dated May 10, 2007.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HASBRO, INC.
                                   ------------
                                   (Registrant)


Date: May 10, 2007                   By: /s/ David D.R. Hargreaves
                                       --------------------------
                                       David D.R. Hargreaves
                                       Executive Vice President,
                                         Finance and Global Operations and
                                         Chief Financial Officer
                                       (Duly Authorized Officer)

                                 HASBRO, INC.
                          Current Report on Form 8-K
                              Dated May 10, 2007

                                Exhibit Index


Exhibit No.                          Exhibit

99                   Press release, dated May 10, 2007.